SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 11, 2000


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          California                   0-10652               94-2751350
-------------------------------     -------------       -------------------
(State or other jurisdiction of     (File Number)          (IRS Employer
        incorporation)                                  Identification No.)


           880 East Cypress Avenue
            Redding, California                            96002
   ----------------------------------------              ----------
   (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (530) 221-8400


       This Form 8-K consists of 37 pages. The Exhibit Index is on Page 7.

         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         As previously reported, on October 11, 2000, North Valley Bancorp (the "Registrant") consummated a certain Agreement and Plan of Reorganization and Merger dated October 3, 1999, as amended (the "Plan of Reorganization") with Six Rivers National Bank, a national banking association with its headquarters in Eureka, California ("Six Rivers"), and NVB Interim National Bank, an interim national banking association formed at the direction of the Registrant to facilitate the business combination contemplated by the parties. Under the terms of the Plan of Reorganization, Six Rivers merged with and into NVB Interim National Bank effective at 5:00 p.m. on October 11, 2000.

         In accordance with the Plan of Reorganization, the former shareholders of Six Rivers will receive 1.40 shares of the common stock of the Registrant for each outstanding share of Six Rivers common stock. On the closing date, there were approximately 1,482,613 shares of Six Rivers common stock issued and outstanding. In addition, directors and officers of Six Rivers who hold options for approximately 84,995 shares of Six Rivers common stock will receive substitute options for common stock of the Registrant, adjusted for the 1.40 conversion ratio, granted pursuant to the Registrant's stock option plans.

         The resulting national banking association in the merger is continuing operations with the national bank charter number of Six Rivers and the name "Six Rivers National Bank" as a wholly owned subsidiary of the Registrant. The Registrant now has two banking subsidiaries: North Valley Bank (headquartered in Redding, California) and Six Rivers National Bank (headquartered in Eureka, California). On a pro forma basis as of September 30, 2000, the consolidated assets of the Registrant would be approximately $536 million with shareholders' equity of approximately $55 million.

         Upon closing the Plan of Reorganization on October 11, 2000, the Registrant appointed eight persons to the Board of Directors of Six Rivers National Bank (the resulting national banking association), as contemplated by the terms of the Plan of Reorganization. Those persons are William T. Kay, Jr., Dolores M. Vellutini, Kevin D. Hartwick, Warren L. Murphy, J. Michael McGowan and Michael W. Martinez (all of whom served as directors of Six Rivers prior to the closing) and Michael J. Cushman and J. M. ("Mike") Wells, Jr. (both of whom serve on the Registrant's Board of Directors).

         Also upon closing the Plan of Reorganization on October 11, 2000, Dolores M. Vellutini and Kevin D. Hartwick (both representing Six Rivers National Bank) were appointed to the Board of Directors of the Registrant (increasing the size of the Board of Directors to ten members) and Michael W. Martinez, President and Chief Executive Officer of Six Rivers National Bank, became a member of the Executive Management Committee of the Registrant, all as contemplated by the terms of the Plan of Reorganization.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)  Financial Statements of Business Acquired

                       Six Rivers National Bank Financial Statements as of December 31, 1999 and 1998 and for each of the Three Years in the Period Ended December 31, 1999, and Independent Auditors' Report

                       Six Rivers National Bank Condensed Combined Balance Sheet (unaudited) as of September 30, 2000

                       Six Rivers National Bank Condensed Combined Statement of Operations (unaudited) for the nine months ended September 30, 2000

                  (b)  Pro Forma Financial Information

                       North Valley Bancorp and Six Rivers National Bank Pro Forma Condensed Combined Balance Sheet (unaudited) as of December 31, 1999

                       North Valley Bancorp and Six Rivers National Bank Pro Forma Condensed Combined Statement of Operations (unaudited) for the year ended December 31, 1999

                       North Valley Bancorp and Six Rivers National Bank Pro Forma Condensed Combined Balance Sheet (unaudited) as of September 30, 2000

                       North Valley Bancorp and Six Rivers National Bank Pro Forma Condensed Combined Statement of Operations (unaudited) for the nine months ended September 30, 2000

                  (c)  Exhibits

                       23 Consent of Deloitte & Touche LLP, independent auditors for Six Rivers National Bank

                       99.19 Six Rivers National Bank Financial Statements as of December 31, 1999 and 1998 and for each of the Three Years in the Period Ended December 31, 1999, and Independent Auditors' Report

                       99.20 Six Rivers National Bank Condensed Combined Balance Sheet (unaudited) as of September 30, 2000

                       99.21 Six Rivers National Bank Condensed Combined Statement of Operations (unaudited) for the nine months ended September 30, 2000

                       99.22 North Valley Bancorp and Six Rivers National Bank Pro Forma Condensed Combined Balance Sheet (unaudited) as of December 31, 1999

                       99.23 North Valley Bancorp and Six Rivers National Bank Pro Forma Condensed Combined Statement of Operations (unaudited) for the year ended December 31, 1999

                       99.24 North Valley Bancorp and Six Rivers National Bank Pro Forma Condensed Combined Balance Sheet (unaudited) as of September 30, 2000

                       99.25 North Valley Bancorp and Six Rivers National Bank Pro Forma Condensed Combined Statement of Operations (unaudited) for the nine months ended September 30, 2000

         PRO FORMA FINANCIAL INFORMATION

         Included as Exhibits 99.22, 99.23, 99.24 and 99.25 of this Current Report on Form 8-K are unaudited pro forma condensed combined financial statements. The Pro Forma Condensed Combined Balance Sheet (unaudited) as of December 31, 1999, and the Pro Forma Condensed Combined Balance Sheet (unaudited) as of September 30, 2000, combine the historical consolidated balance sheets of the Registrant and Six Rivers National Bank, as if the Agreement and Plan of Reorganization and Merger had been effective on December 31, 1999, and September 30, 2000. The Pro Forma Condensed Combined Statement of Operations (unaudited) for the year ended December 31, 1999, and the Pro Forma Condensed Combined Statement of Operations (unaudited) for the nine months ended September 30, 2000, present the combined results of operations of the Registrant and Six Rivers National Bank as if the Agreement and Plan of Reorganization and Merger had been effective at the beginning of each of such periods.

         The unaudited pro forma condensed combined financial information and accompanying notes reflect the application of the pooling of interests method of accounting for the combination. Under this method of accounting, the recorded assets, liabilities, shareholders' equity, income and expenses of the Registrant and Six Rivers National Bank are combined and reflected at their historical amounts.

         The pro forma combined figures shown in the unaudited pro forma condensed combined financial information are simply arithmetical combinations of the Registrant's and Six Rivers National Bank's separate financial results;
the reader should not assume that the Registrant and Six Rivers National Bank would have achieved the pro forma combined results if they had actually been combined during the periods presented.

         The combined company expects to achieve merger benefits in the form of operating cost savings. The pro forma earnings, which do not reflect any direct costs or potential savings which are expected to result from the consolidation of the operations of the Registrant and Six Rivers National Bank, are not indicative of the results of future operations. No assurances can be given with respect to the ultimate level of expense savings.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            NORTH VALLEY BANCORP
                                               (Registrant)


Date:   October 26, 2000                    By: /s/ SHARON L. BENSON
                                                --------------------------------
                                                    Sharon L. Benson
                                                    Senior Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


NO.           IDENTITY                                                 PAGE NOS.
--            --------                                                 --------

23            Consent of Deloitte & Touche LLP, independent auditors for Six  8
                  Rivers National Bank

99.19         Six Rivers National Bank Financial Statements as of December    9
                  31, 1999 and 1998 and for each of the Three Years in the Period Ended December 31, 1999, and Independent
                  Auditors' Report

99.20         Six Rivers National Bank Condensed Combined Balance Sheet      31
                  (unaudited) as of September 30, 2000

99.21         Six Rivers National Bank Condensed Combined Statement of       32
                  Operations (unaudited) for the nine months ended
                  September 30, 2000

99.22         North Valley Bancorp and Six Rivers National Bank Pro Forma    33
                  Condensed Combined Balance Sheet (unaudited) as of
                  December 31, 1999

99.23         North Valley Bancorp and Six Rivers National Bank Pro Forma    34
                  Condensed Combined Statement of Operations (unaudited) for the year ended December 31, 1999

99.24         North Valley Bancorp and Six Rivers National Bank Pro Forma    35
                  Condensed Combined Balance Sheet (unaudited) as of
                  September 30, 2000

99.25         North Valley Bancorp and Six Rivers National Bank Pro Forma    36
                  Condensed Combined Statement of Operations (unaudited) for the nine months ended September 30, 2000


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